UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2025

BKV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-42282	85-0886382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 17th Street, Suite 2100 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 375-9680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

As previously disclosed, on September 29, 2025, BKV Upstream Midstream, a wholly owned subsidiary of BKV Corporation (“BKV” or the “Company”), completed the previously announced acquisition of 100% of the equity interests of Bedrock Production, LLC (the “Target” and such transaction, the “Bedrock Acquisition”). On October 1, 2025, the Company filed a Current Report on Form 8-K (the “Prior Report”) containing, among other things, historical financial information of the Target and pro forma financial information to give effect to the Bedrock Acquisition. This Current Report on Form 8-K (this “Form 8-K”) is being filed to provide the unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2025 (the “Updated Pro Forma Financial Information”) so that such Updated Pro Forma Financial Information is available to be incorporated into any registration statements (or amendments thereto) of the Company. An unaudited pro forma condensed combined balance sheet of the Company is not presented as of September 30, 2025, as the Company’s condensed consolidated balance sheet as of September 30, 2025 already reflects the consummated Bedrock Acquisition.

Item 8.01.          Other Events.

The Updated Pro Forma Financial Information, which is included in Exhibit 99.1 to this Form 8-K and is incorporated herein by reference, updates and supplements the unaudited pro forma condensed combined financial information of the Company and related disclosures contained in Exhibit 99.5 to the Prior Report. To the extent that information in this Form 8-K differs from or updates information contained in the Prior Report, the information in this Form 8-K shall supersede or supplement the information in the Prior Report.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include all statements that are not solely historical facts and can be identified by terms such as “intend,” “believe,” “could,” “estimate,” “expect,” “may,” “should,” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the consummation of the Bedrock Acquisition, the anticipated benefits, opportunities and results with respect to the Bedrock Acquisition, including any expected value creation, reserves additions, midstream opportunities and other anticipated impacts from the Bedrock Acquisition, as well as other aspects of the transaction, guidance, projected or forecasted financial and operating results, future liquidity, leverage, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and any other statements that are not historical facts. Investors are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including the risks and uncertainties addressed under the heading “Risk Factors” in BKV’s most recent Annual Report on Form 10-K filed and any subsequent Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Form 8-K and Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.          Financial Statements and Exhibits.

The Updated Pro Forma Financial Information included in this Form 8-K has been presented for informational purposes only; it does not purport to represent the actual results of operations that BKV would have achieved had it completed the Bedrock Acquisition prior to the periods presented in the pro forma financial information and it is not intended to project the future results of operations of BKV following the Bedrock Acquisition.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BKV Corporation

November 17, 2025	By:	/s/ David R. Tameron
David R. Tameron
Chief Financial Officer